UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                    _________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                    _________

                      InterAmerican Acquisition Group Inc.
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                  20-2828369
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

2918 Fifth Avenue South, Suite 209
San Diego, California                                           92103
(Address of Principal Executive Offices)                      (Zip Code)

                                     _________

            If this form relates to               If this form relates to
            the registration of a                 the registration of a
            class of securities                   class of securities
            pursuant to Section 12(b)             pursuant to Section
            of the Exchange Act and               12(g) of the Exchange
            is effective pursuant to              Act and is effective
            General Instruction                   pursuant to General
            A.(c), please check the               Instruction A.(d),
            following box. |_|                    please check the
                                                  following box. |X|

                                     _________

Securities Act registration statement file number to which this form relates:
333-125558

Securities to be registered pursuant to Section 12(b) of the Act:

            Title of Each Class                   Name of Each Exchange on Which
            to be so Registered                   Each Class is to be Registered
            -------------------                   ------------------------------
            None                                  None

Securities to be registered pursuant to Section 12(g) of the Act:

                                      Units
                     ------------------------------------------
                                (Title of Class)

                         Common Stock, $.0001 par value
                     ------------------------------------------
                                (Title of Class)

                         Common Stock Purchase Warrants
                     ------------------------------------------
                                (Title of Class)

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

                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

      The information required by this item is contained under the heading "Description of Securities" in the registration statement to which this Form 8-A relates (File No. 333-125558). This information is incorporated herein by reference. Any form of prospectus or prospectus supplement to the registration statement that includes such descriptions and that are subsequently filed are hereby also incorporated by reference herein.

Item 2.     Exhibits.
            --------

*3.1  Certificate of Incorporation

*3.2  By-Laws

*4.1  Specimen Unit Certificate

*4.2  Specimen Common Stock Certificate

*4.3  Specimen Warrant Certificate

*4.4  Form of Unit Purchase Option to be granted to Representative

*4.5 Form of Warrant Agreement between Continental Stock Transfer and Trust Company and the Registrant

      * Incorporated by reference from the Company's Registration Statement on Form S-1, as amended, which was initially filed with the Securities and Exchange Commission on June 6, 2005.



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

                                    SIGNATURE


         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


Date: August 31, 2005

                                    INTERAMERICAN ACQUISITION GROUP INC.


                                    By: /s/ William C. Morro
                                       -------------------------------------
                                       Name:  William C. Morro
                                       Title: Chief Executive Officer and
                                              Chairman






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